                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 7-31-97

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 8/19/97                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  07/31/97

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                      ---------    -----------

Gross Profit                                                  0         27,437
                                                      =========    ===========

         EXPENSES:
         --------

Officer Compensation                                      7,051        241,494
Salary Expenses other Employees                          13,443        309,036
Court-Ordered Stay Bonus                                               162,921
Employee Benefits & Pensions
Payroll Taxes                                             2,307         55,889
Other Taxes                                                             87,574
Rent and Lease Expense
Interest Expense                                        230,591      3,341,457
Insurance                                                55,549        477,600
Automobile and Truck Expense
Utilities (gas, electric, phone alarms)                   2,928        153,907
Depreciation
Travel and Entertainment                                  1,298         10,259
Repairs and Maintenance                                  38,279        103,007
Advertising
Supplies, Office Expenses, etc.                          22,980        122,581
Other:  Specify Director & Trustee Fees                   9,566         70,489
Other:  Specify Misc. Fees                                               3,095

TOTAL EXPENSES:                                         383,992      5,139,309
                                                      ---------    -----------

NET OPERATING PROFIT/(LOSS)                            (383,992)    (5,111,872)
                                                      =========    ===========

Add:  Non-Operating Income:
       Interest Income                                    1,657          5,810
       Gain/Loss on Sale of Real Estate                 342,981      3,800,228
       Other Income                                      92,223      1,404,294
TOTAL                                                   436,861      5,210,333

Less: Non-Operating Expenses:
       Professional Fees                                  8,343         47,216
       Other                                             37,615        530,175
                                                      ---------    -----------

NET INCOME / (LOSS)                                       6,911       (478,930)
                                                      =========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 07/31/97

ASSETS:                             Current Month     Prior Month        At Filing
Cash:                                     566,623          624,074          89,252
Inventory:                                                                 791,999
Accounts Receivable: **                34,773,637       34,777,085      35,930,804
Insider Receivables                     7,414,781        7,414,781       7,424,547
Land and Buildings:                    35,885,570       36,143,577      49,365,801
Furniture, Fixtures & Equip:                                               418,000
Accumulated Depreciation:              (8,042,355)      (8,202,587)    (10,623,681)
Other: Prepaids & misc.                   473,852          530,913         807,689
Other: Utility deposits                    50,051           51,372
                                      -----------      -----------     -----------

TOTAL ASSETS:                          71,122,159       71,339,215      84,204,411
                                      ===========      ===========     ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                         255,154          362,737
Wages and Salaries:                        11,891           19,746
Taxes Payable:                            200,488          130,494
Other:                                    663,618          583,178           1,390
                                      -----------      -----------     -----------
TOTAL Postpetition Liab.                1,151,151        1,096,155           1,390
                                      ===========      ===========     ===========

Secured Liabilities:
Subject to Postpetition
Collateral or Financing Order          19,869,372       20,155,160      29,002,401
All other Secured Liab.                 4,383,920        4,399,393       7,371,875
                                      -----------      -----------     -----------
TOTAL Secured Liabilities:             24,253,292       24,554,553      36,374,276
                                      ===========      ===========     ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.              736,440          391,184       1,132,770
Unsecured Liabilities                   6,611,527        6,765,082       6,849,397
Other: Accrued Liabilities              4,994,419        5,163,857       5,449,917
                                      -----------      -----------     -----------
TOTAL Prepetition Liab.                12,342,386       12,320,123      13,432,084
                                      ===========      ===========     ===========

Redeemable Preferred Stock             48,265,040       48,265,040      48,265,040
                                      -----------      -----------     -----------
Equity:
Owners Capital:                         1,692,451        1,692,451       1,692,451
Retained Earnings-Pre Pet.            (16,103,231)     (16,103,266)    (15,560,830)
Retained Earnings-Post Pet.              (478,930)        (485,841)              0
                                      -----------      -----------     -----------
TOTAL Equity:                         (14,889,710)     (14,896,656)    (13,868,379)
                                      ===========      ===========     ===========
TOTAL LIABILITIES
AND EQUITY:                            71,122,159       71,339,215      84,204,411
                                       ==========      ===========     ===========

________________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:  07/31/97
Debtor:  Fretter, Inc.                                        Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0      5,145      5,145        0
State:                                0      1,195      1,195        0
Local:

FICA Withheld:                        0      2,371      2,371        0

Employers FICA:                       0      2,371      2,371        0

Unemployment Tax:
Federal:                            126         39        127       38
State:                            1,361       (332)       855      174

Sales, Use & Excise Taxes:          301                            301

Property Taxes:                 128,706     71,269             199,975

Workers' Compensation

Other:
                                -------     ------    -------  -------

TOTALS:                         130,494     82,058     12,064  200,488
                                =======     ======    =======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 7-1-97   To:  7-31-97

Cash Activity Analysis (Cash Basis Only):

                                           General      Payroll        Tax       Cash Coll.      B.T.
                                            Acct.        Acct.        Acct.      Acct. B.T.    Direct(1)
                                           -------      -------       -----      ---------     ---------
A.  Beginning Balance:                     116,326.11    6,186.89     1,286.66        0.00          0.00
                                         ------------   ---------    ---------   ---------    ----------
B.  Receipts. Attach
    separate schedule:                     537,424.10   27,610.26    16,066.42        0.00     15,473.97
                                         ------------   ---------    ---------   ---------    ----------
C.  Balance Available
    (A + B):                               653,750.21   33,797.15    17,353.08        0.00     15,473.97
                                         ------------   ---------    ---------   ---------    ----------

D.  Less Disbursements
    Attach separate
    schedule                               550,573.07   22,512.75    12,097.63        0.00     15,473.97
                                         ------------   ---------    ---------   ---------    ----------

E.  ENDING BALANCE
    (C-D)                                  103,177.14   11,284.40     5,255.45        0.00          0.00
                                         ============   =========    =========   =========    ==========

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
                                   -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From:  7-1-97     To:  7-31-97
           -------------                -------------     ------------

Cash Activity Analysis (Cash Basis Only):

                                                  General             Tax
                                                  Savings           Savings
                                                   Acct.             Acct.
                                                ----------        ----------            ----            ----            ----
A.  Beginning Balance:                          400,219.18        100,054.79
                                                ----------        ----------            ----            ----            ----

B.  Receipts. Attach Separate Schedule:           1,321.26            336.05
                                                ----------        ----------            ----            ----            ----

C.  Balance Available (A+B):                    401,540.44        100,390.84            0.00            0.00            0.00
                                                ----------        ----------            ----            ----            ----

D.  Less Disbursements  Attach separate
      schedule:                                  50,012.50          5,012.50
                                                ----------        ----------            ----            ----            ----

E.  Ending Balance (C-D):                       351,527.94         95,378.34            0.00            0.00            0.00
                                                ----------        ----------            ----            ----            ----


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------


                                        ----------------------------------------

                                        ----------------------------------------

Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession


                                                                          FORM 5

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    7,051
                              ------                ------

Current Benefits Received:
                              Weekly      or        Monthly
                                                    1,693
Vacation Pay                  ------                ------
                                                      423
Holiday Pay                   ------                ------

Retirement                    ------                ------

Company Vehicle               ------                ------

Entertainment                 ------                ------

Travel                        ------                ------

Other Benefits                ------                ------

CURRENT TOTAL:
                              Weekly      or        Monthly
                                                    9,167
                              ------                ------

                                       /s/ J. Michael McLean
Dated:   8/19/97                     ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank July 1997 Cash Receipts (Account Number 4707-38120-0)

2. Schedule of Michigan National Bank July 1997 Cash Disbursements (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period July 1, 1997 to July 31, 1997 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period July 1, 1997 to July 31, 1997 (Account Number 4707-38024-4)

5. Schedule of Michigan National Bank Payroll Account July 1997 Cash Receipts and Disbursements (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account July 1997 Cash Receipts and Disbursements (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period July 1, 1997 to July 31, 1997 (Account Number 4707-38128-3)

8.  Schedules of Old Kent Cash Receipts and Disbursements (Account Number
229377)

9. Old Kent Bank Statement of Account for the Period July 1, 1997 through July 31, 1997 (Account Number 229377)

10.  Schedule of Bankers Trust Cash Receipts